CASH ACCOUNT TRUST
                           Retail Money Market Shares
                           Premier Money Market Shares
                        Institutional Money Market Shares

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 22, 1999

The following disclosure supplements the section entitled "Investment Restrictions" in the currently effective Statement of Additional Information.


With regard to Restriction #13, for purposes of determining the percentage of the Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets. Currently, the following categories are used: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.





May 26, 1999